UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    November 14, 2006

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                   000-51074                 74-3078125
----------------------------      ------------           -------------------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

              1615 Golden Aspen Drive, Suite 101, Ames, Iowa 50010
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 233-8333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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                                   FORM 8-K/A

Explanatory Note

     On November 14, 2006, we filed a Form 8-K/A discussing the restatement of certain financial statements as of December 31, 2005 and March 31, 2006 and for the three-month periods ended March 31, 2005 and 2006. We attached as Exhibits to that Form 8-K/A the restated financial statements of our subsidiary, BioForce Nanosciences, Inc., for the years ended December 31, 2005 and 2004.

     This amendment to the Form 8-K/A is being filed to include Item 4.02 as set forth below.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
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     On September 20, 2006, we received  correspondence  from the Securities and
Exchange Commission ("SEC") dated September 14, 2006. In that letter the SEC raised questions about the method we used to record beneficial conversion features of certain debt that we had outstanding as of December 31, 2005. After appropriate research, we concluded that our accounting for this item had been in error. Accordingly, the Form 10-QSB we originally filed for the fiscal quarter ended March 31, 2006, and the amended Form 10-QSB for the fiscal quarter ended March 31, 2006 we filed on August 7, 2006, should no longer be relied upon. We filed an amended Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2006 on November 9, 2006 to reflect the proper accounting treatment.

     On February 28, 2007, we learned as a part of conducting accounting procedures for the year ended December 31, 2006 that we had not recorded our liability for accrued vacation pay for staff as of December 31, 2005 in the amount of $66,295. Accordingly, our financial statements as of December 31, 2005 and for the year ended December 31, 2005 as reflected in our amended Forms 10-QSB for the three months ended March 31, 2006 and for the six months ended June 30, 2006, and in our Form 10-QSB for the nine months ended September 30, 2006, should no longer be relied upon. We will present restated financial statements for the year ended December 31, 2005 as a part of our upcoming Form 10-KSB filing for the year ended December 31, 2006. The restatement will reflect a net loss for the year ended December 31, 2005 of $2,092,488 rather than the previously reported loss of $2,026,193, total liabilities as of December 31, 2005 of $1,330,755 rather than the previously reported total liabilities of $1,264,460, and total stockholders' equity as of December 31, 2005 of $91,427 rather than the previously reported total stockholders' equity of $157,722.

     We have discussed the matters disclosed in this Current Report on Form 8-K with our independent registered public accounting firm.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BioForce Nanosciences Holdings, Inc.



Date:  March 14, 2007               By:     S/ ERIC HENDERSON
                                       -----------------------------------------
                                                 Eric Henderson, Ph.D.
                                                 Chief Executive Officer




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